UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2005

PROXYMED, INC.

(Exact Name of Registrant as Specified in Charter)

FLORIDA	000-22052	65-0202059
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1854 Shackleford Court, Suite 200,
Norcross, Georgia 30093-2924
(Address of Principal Executive Offices)

(770) 806-9918
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES
Exhibit Index
EX-99.1 PRESS RELEASE

Item 5.02.      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On June 7, 2005, Nancy J. Ham notified ProxyMed, Inc. (the “Company”) that she was resigning as President and Chief Operating Officer of the Company, and would leave the Company on or about June 30, 2005. Ms. Ham will resign from her executive and director positions on the Company’s subsidiaries. The Company has no immediate plans for a successor to replace Ms. Ham.

Exhibit No.	Description
99.1	Press Release dated June 9, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROXYMED, INC.
By:	/s/ Gregory J. Eisenhauer
	Name:	Gregory J. Eisenhauer,
Executive Vice President and Chief Financial Officer

Dated: June 10, 2005

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated June 9, 2005.